NOTE

$1,500,000.00

Philadelphia, Pennsylvania
November 2, 2007

FOR VALUE RECEIVED, the undersigned, PRWT SERVICES, INC., a Pennsylvania corporation, whose mailing address is 1835 Market Street, 8th Floor, Philadelphia, Pennsylvania 19103 ("Borrower"), hereby promises to pay to the order of RADNOR TRUST COMPANY, a division of NexTier Bank, N.A., with an office at 150 N. Radnor Chester Road, Suite E-120, Wayne, PA 19087 ("Lender"), as provided for in the Loan Agreement (as defined below), the aggregate principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) (the "Loan Amount"), together with interest on the unpaid principal amount of this Note (the "Note") at the applicable rate or rates per annum determined pursuant to Section 2.02 of, or as otherwise provided in, that certain Loan Agreement, dated as of the date hereof, by and between the Borrower and the Lender, as such agreement may be amended, modified or supplemented from time to time (the "Loan Agreement") and with such amounts being payable on the dates set forth in Section 2.03 of, or as otherwise provided in, the Loan Agreement.

Capitalized terms used in this Note which are defined in the Loan Agreement shall have the meanings assigned to them therein unless otherwise defined in this Note. In the event of a conflict between any provision of the Loan Agreement and this Note, the Loan Agreement shall control.

Borrower shall have the right to prepay this Note, in whole or in part, at any time and from time to time, as provided in Section 2.08 of the Loan Agreement. Upon the payment of any principal amount under the Note, whether or not such amount is then due and payable, such principal may not be re-borrowed by Borrower.

All payments and repayments to be made in respect of principal, interest or other amounts due from the Borrower under this Note shall be payable at or before 12:00 a.m., Philadelphia, Pennsylvania, time, on the day when due, without presentment, demand, protest or notice of any kind, all of which are expressly waived, and an action therefor shall immediately accrue. All such payments shall be made to the Lender at the following address:

NexTier Bank, N.A.
Loan Servicing Department
P.O. Box 1233
Butler, PA. 16003-1233

or elsewhere as shall be directed by any holder thereof, in lawful money of the United States of America without setoff, counterclaim or other deduction of any nature, and all such payments and any prepayments shall be applied as provided in the Loan Agreement.

Except as otherwise provided in the Loan Agreement, if any payment of principal or interest under this Note shall become due on a day which is not a Business Day, such payment shall be made on the next following Business Day and such extension of time shall be included in computing interest in connection with such payment. This Note is subject to a late charge in accordance with Section 2.06 of the Loan Agreement and interest after maturity or default as set forth in Section 2.04 of the Loan Agreement.

If the Borrower shall fail to pay any sum required to be paid by the Borrower under this Note, the Loan Agreement or the other Loan Documents within the dates set forth herein or therein, or if the Borrower shall fail to perform any other material provision hereof, in the Loan Agreement or in the other Loan Documents to be performed by the Borrower within the dates set forth herein or therein, or if there is any other event of default under this Note, the Loan Agreement or the other Loan Documents, then in any such event, at the option of the Lender, the whole unpaid balance of the principal indebtedness, together with all interest thereon and all other sums due under the Note, the Loan Agreement and the other Loan Documents or required to be paid to the Lender thereunder, shall become due and payable immediately without notice to the Borrower.

The remedies provided in this Note, the Loan Agreement or the other Loan Documents, or otherwise available to the Lender for the enforcement of the payment of the principal sum together with interest, and performance of the covenants, conditions, and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together at the sole discretion of the Lender and may be exercised from time to time as often as occasion therefor shall occur until the Lender has been paid all sums due in full.

CONFESSION OF JUDGMENT

THE BORROWER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND WITHOUT FURTHER CONSENT OF OR NOTICE THERETO, HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES THE PROTHONOTARY, CLERK OF COURT, OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR ANY OTHER JURISDICTION, AS ATTORNEY FOR THE BORROWER TO APPEAR FOR THE BORROWER IN SUCH COURT AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS JUDGMENT OR JUDGMENTS AGAINST THE BORROWER IN FAVOR OF THE LENDER, AND ITS SUCCESSORS AND ASSIGNS, AT ANY TIME FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER FOR ALL OR ANY PORTION OF SUMS DUE UNDER THIS NOTE, TOGETHER WITH COSTS OF SUIT AND ATTORNEY'S COMMISSION OF FIFTEEN PERCENT (15%) OF SUCH SUMS FOR COLLECTION, WITH RELEASE OF ALL ERRORS AND WAIVER OF ANY RIGHT TO A STAY OF EXECUTION, FOR WHICH THIS NOTE OR A VERIFIED COPY HEREOF SHALL BE SUFFICIENT WARRANT. THE AUTHORITY TO ENTER JUDGMENT SHALL NOT BE EXHAUSTED BY ONE EXERCISE HEREOF, BUT, TO THE EXTENT

PERMITTED BY LAW, SHALL CONTINUE FROM TIME TO TIME UNTIL FULL PAYMENT OF ALL AMOUNTS HEREUNDER. THE FOREGOING RIGHT AND REMEDY IS IN ADDITION TO AND NOT IN LIEU OF ANY OTHER RIGHT OR REMEDY AVAILABLE TO THE LENDER UNDER THIS NOTE OR OTHERWISE.

NOTWITHSTANDING THE ATTORNEY'S COMMISSION PROVIDED FOR IN THE PRECEDING PARAGRAPH (WHICH IS INCLUDED IN THE WARRANT FOR PURPOSES OF ESTABLISHING A SUM CERTAIN), THE AMOUNT OF ATTORNEYS' FEES THAT THE LENDER MAY RECOVER FROM THE BORROWER SHALL NOT EXCEED THE ACTUAL ATTORNEYS' FEES INCURRED BY THE LENDER.

THE BORROWER, BEING FULLY AWARE OF THE RIGHT TO PRIOR NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST THE BORROWER BY THE LENDER BEFORE A JUDGMENT CAN BE RENDERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF THE BORROWER, HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

THE LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE BORROWER'S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

THE BORROWER ACKNOWLEDGES AND AGREES THAT THE LENDER MAY, AFTER ENTRY OF JUDGMENT, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE BORROWER IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE OR OPEN OR STRIKE THE JUDGMENT), THE BORROWER HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND

CONSENTS TO THE LENDER TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE BORROWER.

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CONSENT TO JURISDICTION AND VENUE

THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE LENDER AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COUNTY OR JUDICIAL DISTRICT WHERE ANY OF THE LENDER'S OFFICES ARE LOCATED, INCLUDING BUT NOT LIMITED TO THE OFFICE INDICATED ABOVE; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST THE BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF THE BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. THE BORROWER ACKNOWLEDGES AND AGREES THAT THE VENUES CONSENTED TO ABOVE ARE THE MOST CONVENIENT FORUMS FOR BOTH THE LENDER AND THE BORROWER. THE BORROWER WAIVES ANY OBJECTION BASED ON A MORE CONVENIENT FORUM IN ANY ACTION INSTITUTED UNDER THIS NOTE.

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WAIVER OF JURY TRIAL

THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE CONFESSION OF JUDGMENT AND THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

WARNING: BY SIGNING THIS LINE OF CREDIT NOTE THE BORROWER GIVES UP ITS RIGHT TO NOTICE AND A COURT TRIAL. A COURT JUDGEMENT WILL BE ENTERED AGAINST THE BORROWER AFTER DEFAULT AND WITHOUT THE BORROWER'S PRIOR KNOWLEDGE. THE POWERS OF A COURT CAN BE USED TO COLLECT FROM THE BORROWER REGARDLESS OF ANY CLAIM THE BORROWER MAY HAVE AGAINST THE HOLDER OF THE NOTE.

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If any provision of this Note or the application thereof to any person or circumstances is held invalid, the remainder of this Note and the application of such provision to the other person and circumstances shall not be affected thereby.

This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, but without regard to its conflict of laws principles which would make the laws of any other jurisdiction applicable to this Note.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has executed, issued and delivered this Note under seal in Philadelphia, Pennsylvania, as of the day and year written above, with the intention that this Note shall constitute a sealed instrument.

ATTEST:

By: ______
Its: ______

PRWT SERVICES, INC.

By: ______
Willie F. Johnson, Chairman & CEO

[CORPORATE SEAL]

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